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                                                                   EXHIBIT 10.13

                 AMENDMENT #3 TO TECHNOLOGY LICENSE AGREEMENT

By this Amendment #3 to the Technology License Agreement ("Amendment #3") dated as of October 27, 1997 (the "TA Effective Date") SegaSoft Networks, Inc. ("SegaSoft"), a Delaware corporation, with its principal place of business at 150 Shoreline Drive, Suite 510, Redwood City, California 94066 and Mpath Interactive, Inc. ("Mpath"), a Delaware corporation, with its principal place of business at 665 Clyde Avenue, Mountain View, CA 94043 hereby agree to further amend their April 15, 1996 Technology License Agreement (the "Agreement") as already amended by their November 27, 1996 Amendment #1 to the Technology License Agreement and their March 28, 1997 Amendment #2 to the Technology License Agreement.

                                   AGREEMENT

TA-1.  DEFINITIONS
       -----------

All capitalized terms used in this Amendment #3 which are defined in the Agreement have the respective meanings ascribed to them in the Agreement.

TA-2.  AMENDMENT TO AGREEMENT SECTION 3, "ROYALTIES"
       --------------------------------------------

2.1    1997 Calendar Q3 Payment. For the 1997 third calendar quarter payment due
-------------------------------
from SegaSoft to Mpath under the Agreement, SegaSoft agrees to pay and Mpath agrees to accept as payment in full for each month during the quarter the monthly amount of [XXXXX], for a total payment to Mpath for the quarter of [XXXXX].

2.2    1997-1998 Minimum Monthly Payment.  For each of the 1997 fourth calendar
----------------------------------------
quarter and the 1998 first and second calendar quarters, SegaSoft agrees that the minimum monthly amount that must be paid by SegaSoft to Mpath under Sections TA-3 and TA-5 below, in consideration of the licenses granted by Mpath to SegaSoft under the Agreement, is [XXXXX], for a total minimum payment to Mpath for each such quarter of [XXXXX].

2.3    1998-1999 Minimum Monthly Payment.  For each of the 1998 third and fourth
----------------------------------------
calendar quarters and the 1999 first and second calendar quarters, SegaSoft agrees that the minimum monthly amount that must be paid by SegaSoft to Mpath under Sections TA-3 and TA-5 below, in consideration of the licenses granted by Mpath to SegaSoft under the Agreement, is[XXXXX], for a total minimum payment to Mpath for each such quarter of [XXXXX].


TA-3.  AMENDMENT TO SECTION 3.2
       ------------------------

The parties hereby agree to delete Section 3.2 (including Sections 3.2.2 and 3.2.3, but not including Section 3.2.1, which shall remain in effect for purposes of defining Net Revenue as used in this Section TA-3) and replace it with: "With regard to the use of the Licensed Technology for the operation of an on-line game service:

SegaSoft shall pay Mpath a royalty calculated as a percentage of Net Revenue where the royalty rate, as set forth in Attachment B hereto, shall apply as determined by the Net Revenue tiers

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generated by SegaSoft's on-line game service during the applicable reporting period. The Net Revenue for the reporting period shall be calculated on the first day of the applicable reporting period plus the Net Revenue received by SegaSoft on the last day of the reporting period. A single royalty rate, as determined under Attachment B, shall apply to the total Net Revenue for purposes of determining the royalties payable for the applicable reporting period.".

TA-4  AMENDMENT TO ATTACHMENT B
      -------------------------

Attachment B is hereby deleted and replaced with the Attachment B-TA to this Amendment #3.

TA-5.  Amendment to Retail Revenue
       ---------------------------

SegaSoft agrees to pay Mpath [XXXXX] of Gross Revenue actually received by SegaSoft from all retail sales of SegaSoft-published and/or distributed products sold by SegaSoft with a HEAT (or such other name or names as SegaSoft may employ from time-to-time) enabler. The calculation of such Gross Revenue shall: (i) [XXXXX]; and (ii) [XXXXX]. However, the amount of payments to Mpath under this
Section is capped at [XXXXX] per product. Payments to Mpath by SegaSoft under this Section do not apply to the minimum payment specified in Sections TA 2.2. and 2.3. Any updated version of a SegaSoft product providing revisions, minor enhancements, editorial revisions, bug fixes or patches (but not other derivative works, such as sequels, major releases, abridgments, annotations, art reproductions, condensations, elaborations, fictionalizations, musical arrangements and/or translations) that are developed by or for SegaSoft during the term of this Agreement shall be deemed to be the same product. For example, a major release of a SegaSoft game which is not merely a revision or a bug fix release but which contains substantial changes (e.g., an overhaul of the interface, new game premise, new title, etc.) is not the same product. For example, a major release is typically numbered as X.0; for example, WordPerfect
6.0 is a major release, significantly different from any previous version; whereas WordPerfect 6.1 has only minor changes, and is, thus, only a revision and would be considered to be the same product. For purposes of clarification, Royalties due under this Section shall in no event be owed on revenues for which royalties are due under Section TA-3 herein, and vice-versa.

TA-6.  TERM
       ----

This Amendment #3 is effective as of the TA Effective Date and continues in effect until June 30, 1999. No later than January 4, 1999 the parties agree to negotiate in good faith a compensation plan to take effect after June 30, 1999 for the balance of the term of the Agreement. After the expiration of the term specified in this Section, the minimum monthly payment then in effect, as specified in Section TA 2.3, continues in effect unless and until SegaSoft and Mpath mutually agree in writing upon a different arrangement.

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SEGASOFT NETWORKS, INC.                  MPATH INTERACTIVE, INC.


By:       /s/ Gary Griffiths             By:     /s/ Lynn Heublein
          ------------------                    -----------------
Name:     Gary Griffiths                 Name:   Lynn Heublein
          ------------------                    -----------------
Title:    Pres./CEO                      Title:  GM
          ------------------                    -----------------
Date:     10/29/97                       Date:  -----------------
          ----------------
Fax:      (650) - 650-2954               Fax:   (650) 429-1954

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                                ATTACHMENT B-TA
                                 ROYALTY RATES

REPORTING PERIOD NET REVENUE TIERS        PERCENTAGE OF NET REVENUE
-------------------------------------------------------------------
[XXXXX]                                   [XXXXX]
[XXXXX]                                   [XXXXX]
[XXXXX]                                   [XXXXX]
[XXXXX]                                   [XXXXX]
[XXXXX]                                   [XXXXX]

                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
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